                                                                   Exhibit 10.32

                    SECOND AMENDMENT TO SUBLEASE AGREEMENT

  THIS SECOND AMENDMENT TO SUBLEASE AGREEMENT ("Second Amendment") is made and entered into as of October 31, 1999, by and between INTERLIANT, INC. (F/K/A SAGE NETWORKS, INC.) ("Sublessee"), and SOUTHERN COMPANY SERVICES, INC. ("Sublessor").

                                 W I T N E S S E T H:
                                 --------------------

  WHEREAS, Sublessor and Sublessee entered into that certain Sublease Agreement dated May 29, 1998 (the "Original Sublease"), for space known as Suite G-300 located in that certain building known as 64A Perimeter Center (the "Building"); and

  WHEREAS, Sublessee and Sublessor have previously modified the Original Sublease by virtue of the First Amendment to Sublease Agreement dated December 9, 1998 (the Original Sublease as so amended, the "Sublease"); and

  WHEREAS, Sublessee and Sublessor desire to enter into this Second Amendment for the purpose of evidencing their mutual understanding and agreement as set forth below.

  NOW, THEREFORE, for and in consideration of the premises hereto, the keeping and performance of the covenants and agreements hereinafter contained, and for Ten Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other, the receipt and sufficiency of which are hereby acknowledged, Sublessee and Sublessor hereby agree as follows:

  1. Terms used herein and denoted by their initial capitalization shall have the meanings set forth in the Sublease unless specifically indicated herein to the contrary.

  2. Sublessor and Sublessee hereby acknowledge and agree that for all purposes under the Sublease as modified by this Second Amendment, the Data Center Expansion Premises is as shown on the drawing attached hereto as Schedule "1"
                                                                 ------------
and by reference made a part hereof, and the Temporary Office Space is as shown on the drawing attached hereto as Schedule "2" and by reference made a part
                                  ------------
hereof. Sublessor and Sublessee hereby acknowledge and agree that pursuant to the provisions of the First Amendment, the Data Center Expansion Premises and the Temporary Office Space have been measured and that the actual rentable square footages are as follows: the Data Center Expansion Premises contains 10,218 rentable square feet; and the Temporary Office Space contains 13,468 rentable square feet. Furthermore, Sublessor and Sublessee hereby agree that:
(i) the Data Center Expansion Premises Commencement Date shall be January 1, 2000; (ii) the term of the sublease of the Temporary Office Space is hereby extended and shall terminate and end on March 15, 2000, unless sooner terminated as provided in the Sublease as modified by this Second Amendment; (iii) Sublessee's notice to extend the term of the Temporary Office Space dated September 14, 1999 is hereby withdrawn and deemed null and void; and (iv) the term of the sublease of the Sublease Premises (as defined in the Original Sublease) is hereby extended and shall terminate and end on February 28, 2006, unless sooner terminated as provided in the Sublease as modified by this Second Amendment. As a result, (a) all references in the First Amendment to the square footage of the Data Center Expansion Premises are hereby changed to 10,218 square feet; (b) all references in the First

Amendment to the square footage of the Temporary Office Space are hereby changed to 13,468 square feet; (c) all references in the First Amendment to the square footage of the Sublease Premises after the addition of the Data Center Expansion Premises are hereby changed to 17,458 square feet; (d) Exhibit "B" to the First
                                                       -----------
Amendment is hereby deleted in its entirety, and Exhibit "B" attached hereto and
                                                 ----------
made a part hereof by reference is inserted in lieu thereof; (e) all references in the First Amendment to the Data Center Expansion Premises Commencement Date are hereby changed to January 1, 2000; and (f) all references in the First Amendment to the term of the sublease of the Temporary Office Space are hereby changed to provide that the term of the sublease of the Temporary Office Space shall terminate and end on March 15, 2000, unless sooner terminated as provided in the Sublease as modified by this Second Amendment.

  3. Sublessor does hereby sublease and rent to Sublessee, and Sublessee hereby subleases and rents from Sublessor an additional 5,361 rentable square feet (the "Second Amendment Data Center Premises") located on floor G2 of the Building as shown on the drawing attached hereto as Exhibit "A" and by reference made a part
                                        -----------
hereof, for a term commencing on January 1, 2000 (the "SADCP Commencement Date"), and ending (unless sooner terminated as provided in the Sublease as modified by this Second Amendment) on February 28, 2006. From and after the SADCP Commencement Date, except as expressly otherwise provided in this Second Amendment, the Second Amendment Data Center Premises shall be subject to all the terms and conditions of the Sublease as hereby modified as if the Second Amendment Data Center Premises were part of the Sublease Premises. Sublessee shall receive no concessions or allowances on account of subleasing the Second Amendment Data Center Premises other than a Tenant Improvement Allowance equal to $0.05 per rentable square foot per month from the SADCP Commencement Date to the end of the Term (i.e., February 28, 2006). Such Tenant Improvement Allowance will be payable to Sublessee by Sublessor within 15 days of the SADCP being made available to Sublessee for Sublessee to commence its improvement work.

  4. (a) Base Rent for the Second Amendment Data Center Premises shall commence on the SADCP Commencement Date, and shall be paid in lawful money of the United States of America, without notice, demand, counterclaim, setoff, recoupment, deduction or defense and without abatement (except as expressly set forth in the Sublease as modified by this Second Amendment), suspension, deferment, diminution or reduction.

      (b) In accordance with Exhibit "B" hereto, Base Rent for the Second
                             ----------
Amendment Data Center Premises shall be payable in advance, in equal monthly installments, on or before the first day of each month during the term, at the following rates:

  $141,315.96 per annum for the period from the SADCP Commencement Date through June 30, 2000;

  $145,551.15 per annum for the period from July 1, 2000, through June 30, 2001;

  $149,893.56 per annum for the period from July 1, 2001, through June 30, 2002;

  $154,396.80 per annum for the period from July 1, 2002, through June 30, 2003;

  $159,007.26 per annum for the period from July 1, 2003, through June 30, 2004;

  $163,778.55 per annum for the period from July 1, 2004, through June 30, 2005;

  $168,710.67 per annum for the period from July 1, 2005, through February 28, 2006.

       (c) Sublessee shall install, at Sublessee's sole cost, meters to separately meter the electricity distributed to and consumed in the Sublease Premises (including without limitation the Data Center Expansion Premises and the Second Amendment Data Center Premises, but excluding the Temporary Office Space). Base Rent for the Sublease Premises (including without limitation the Data Center Expansion Premises and the Second Amendment Data Center Premises, but excluding the Temporary Office Space) is exclusive of electricity. Sublessee shall pay for all electricity distributed to and consumed in the Sublease Premises (including without limitation the Data Center Expansion Premises and the Second Amendment Data Center Premises, but excluding the Temporary Office Space) as additional rent, with Sublessor having the same remedies for nonpayment thereof as for nonpayment of rent. Within ten (10) days after delivery of a bill by Sublessor to Sublessee for electricity distributed to and consumed in the Sublease Premises (including without limitation the Data Center Expansion Premises and the Second Amendment Data Center Premises, but excluding the Temporary Office Space), Sublessee shall pay such bill. Base Rent for the Data Center Expansion Premises and the Second Amendment Data Center Premises includes, and there shall be no separate charge to Sublessee for, Sublessor's costs and expenses for the maintenance set forth on Exhibit "C" attached hereto
                                                    ----------
and by reference made a part hereof. During the term of this Sublease,
                                     --------------------------------
Sublessor, at its sole cost and expense, shall provide, or cause a third party contractor to provide through a maintenance agreement or otherwise, all such maintenance to the systems and equipment in or servicing the Sublease Premises as described on Exhibit "C" hereto.
                -------------------

  5. Sublessor hereby represents and warrants that to the best of the knowledge of the persons executing this Second Amendment on behalf of Sublessor the Second Amendment Data Center Premises as used by Sublessor and as currently configured and constructed complies, as of the date hereof, in all material respects with federal, state and local laws, codes, rules and regulations applicable thereto; provided, however, that Sublessee acknowledges and agrees (i) that any construction (including without limitation any alterations) in or to the Second Amendment Data Center Premises or any change in the configuration of the Second Amendment Data Center Premises may result in the Second Amendment Data Center Premises (including without limitation, the portion in or to which such construction occurs or the portion reconfigured, as well as portions of the Second Amendment Data Center Premises other than the portion in or to which such
                                      ----- ----
construction occurs or the portion reconfigured) failing to comply, in whole or in part, with such laws, codes, rules and regulations, and (ii) that such representation and warranty does not apply to, and shall not be deemed to extend to, the use of the Second Amendment Data Center Premises by Sublessee or anyone claiming by, through or under Sublessee. Except as expressly set forth in the sentence immediately preceding this sentence, Sublessee hereby accepts the Second Amendment Data Center Premises "as-is", "where is". Pursuant to Paragraph 16 of the Sublease, but subject to and conditioned upon compliance by Sublessee with the terms and conditions of the Sublease as modified by this Second Amendment, Sublessor has consented to Sublessee installing the demising wall identified on Schedule "3" attached hereto and by reference made a part
                   ------------
hereof (the "Demising Wall"). Prior to the commencement of construction of the Demising Wall, and at all times during such construction, the general liability and property damage insurance contemplated by Paragraph 15(a) of the

Sublease shall be in "builder's risk" form if there would otherwise be an exclusion of coverage under such policy as a result of such construction. Prior to commencement of construction, Sublessee shall submit to Sublessor for approval the detailed plans and specifications for the Demising Wall, which approval Sublessor agrees not to unreasonably withhold (provided, however, that Sublessee acknowledges and agrees that approval of the Prime Landlord under the Master Sublease is also required). No such approval shall in any way waive or be deemed to waive the obligations of Sublessee under the Sublease as hereby amended and shall not be deemed to imply any warranty, representation or approval by Sublessor or Prime Landlord that the Demising Wall, if so constructed, will be structurally sound, will comply with all building codes or other governmental laws or regulations or legal requirements, will be fit for any particular purpose or will have a market value of any particular magnitude, or that Sublessor or Prime Landlord have reviewed Sublessee's plans from the standpoint of engineering or structural design, quality of materials, or safety, whether structural, fire, security or otherwise. The Demising Wall shall be constructed at the sole cost and expense of Sublessee; provided, however, that upon the last to occur of (a) completion of the Demising Wall in accordance with the approved plans, (b) delivery to Sublessor of a final contractor's affidavit and such lien waivers as Sublessor shall require, and (c) delivery to Sublessor of a certificate of Sublessee certifying and setting forth in reasonable detail the hard costs incurred by Sublessee in constructing the Demising Wall (including without limitation copies of paid invoices), Sublessee shall be entitled to a credit against the rent immediately thereafter next coming due under the Sublease as modified by this Second Amendment in an amount equal to the lesser of (i) the hard costs of construction as set forth in such certification, or (ii) $9,052.05. The Demising Wall shall be constructed by Sublessee in a good and workmanlike manner and in compliance with all applicable governmental codes, laws, ordinances, orders and regulations. If Sublessor permits Sublessee to enter the Data Center Expansion Premises or the Second Amendment Data Center Premises prior to January 1, 2000, for the construction of the Demising Wall, all the terms and provisions of the Sublease as amended by this Second Amendment shall apply thereto (other than the payment of Base Rent). Sublessee shall not create or permit to be created or to remain, and, shall promptly discharge, at its sole cost and expense, any lien, encumbrance or charge upon the Premises or the Building, or any part thereof or upon the rights of Sublessee under the Sublease as amended by this Second Amendment by reason of any labor, service or material furnished or claimed to have been furnished to or for the benefit of Sublessee or by reason of any construction, repairs or demolition by or at the direction of Sublessee.

  6. In addition to the parking passes under Paragraph 8 of the First Amendment, Sublessee shall be entitled to two parking passes per 1,000 rentable square feet of space in the Second Amendment Data Center Premises, and Sublessee shall use no more than said amount of parking passes.

  7. The letter of credit identified in Paragraph 7 of the Original Sublease and increased pursuant to Paragraph 9 of the First Amendment shall be replaced simultaneously with the execution of this Second Amendment with a letter of credit in the amount of $180,000.00, and the amounts set forth in subparts (b) and (c) respectively of Paragraph 7 of the Sublease as modified hereby shall be $180,000.00 and $154,999.00, respectively, with all other stipulations of Paragraph 7 of the Sublease as modified hereby remaining in effect.

  8. CB RICHARD ELLIS, INC. ("CBRE") HAS ACTED AS AGENT FOR SUBLESSOR IN THIS TRANSACTION. THE WESLEY COMPANY ("TWC") HAS ACTED

AS AGENT FOR SUBLESSEE IN THIS TRANSACTION. CBRE AND TWC SHALL EACH BE PAID A COMMISSION BY SUBLESSOR PURSUANT TO A SEPARATE AGREEMENT. Sublessor shall indemnify and hold Sublessee harmless from and against all loss, cost, damage or expense, including but not limited to attorney's fees and court costs, incurred by Sublessee as a result of Sublessor's breach of the foregoing covenant to pay CBRE and TWC their respective commissions due in connection with this transaction. Sublessor and Sublessee hereby indemnify one another, and hold each other harmless, from and against all loss, cost, damage or expense, including but not limited to attorney's fees and court costs, incurred by the indemnified party as a result of any claims for brokerage fees or commission due which are made by reason of the indemnifying party having dealt with any broker (other than CBRE or TWC). Sublessee shall cause any agent or broker representing Sublessee to execute a lien waiver to and for the benefit of Sublessor and Prime Landlord, upon receipt by such agent or broker of any commission due hereunder, waiving any and all lien rights with respect to the Building or Property such agent or broker has or might have under Georgia law.

     9. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, representatives and assigns, but always subject, in case of Sublessee, to the limitations on assignment and sublease set forth in the Sublease. In the event of any inconsistency or conflict between the terms of this Second Amendment and the Sublease, the terms hereof shall control. Time is of the essence of all terms of this Second Amendment.

     10. Paragraph 3 of the First Amendment is hereby deleted in its entirety and the following substituted in lieu thereof: Data Center Expansion Premises
                                               ------------------------------
Term.  The term for the Data Center Expansion Premises (as part of the Sublease
----
Premises) shall commence on January 1, 2000 (the "Data Center Expansion Premises Commencement Date") and end on February 28, 2006 (unless sooner terminated as provided in the Sublease as modified by this Second Amendment).

     11. Sublessee hereby represents and warrants that Sage Networks, Inc. has changed its name to Interliant, Inc. Effective immediately, Sublessee's address for notices is:

                  Interliant, Inc.
                  Attn: Tammy Herrington
                  Suite 100
                  64 Perimeter Center East
                  Atlanta, Georgia 30346

          with a copy to:

                  Bruce S. Klein, Esq.
                  Senior Vice-President
                  General Counsel
                  Interliant, Inc.
                  Two Manhattanville Road
                  Purchase, NY  10577


     12. Except as hereinabove provided, all other terms and conditions of the Sublease shall remain unchanged in full force and effect, and as expressly modified by this Second Amendment the Sublease is hereby ratified and confirmed by Sublessor and Sublessee. Sublessee and Sublessor hereby each acknowledge and agree that, as of the date hereof, the Sublease as modified by this Second Amendment is subject to no offsets, claims, counterclaims or defenses of any nature whatsoever and no Events of Default on the part of Sublessor or Sublessee have occurred under the Sublease as amended by this Second Amendment.

     13. This Second Amendment may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Sublessor and Sublessee or their respective heirs, representatives, successors and permitted assigns.

     14. The person executing this Second Amendment on behalf of Sublessee does hereby personally represent and warrant that Sublessee is a validly existing corporation and is fully authorized and qualified to do business in the State of Georgia, that the corporation has full right and authority to enter into this Second Amendment, and the undersigned, who is signing on behalf of the corporation, is a duly authorized officer of the corporation and is authorized to sign on behalf of the corporation.

  IN WITNESS WHEREOF, the parties have set their hands and affixed their seals to this Second Amendment to be effective as of the day and year first above written.

Sublessee:                               Sublessor:
---------                                ---------
INTERLIANT, INC. (F/K/A SAGE             SOUTHERN COMPANY SERVICES, INC.
 NETWORKS, INC.)
By: /s/Kristian Nelson                   By:
    ---------------------------------        ----------------------------------
Title: Sr. Vice President, Operations    Title:  V.P. Procurement and Materials
       ------------------------------            ------------------------------

                                 Exhibit 10.32
                                  Schedule "1"

                         Data Center Expansion Premises

                                 Exhibit 10.32
                                  Schedule "2"

                             Temporary Office Space

                                 Exhibit 10.32
                                  Schedule "3"

                                 Demising Wall

                                 Exhibit 10.32
                                  Exhibit "A"

                     Second Amendment Data Center Premises

                                 Exhibit 10.32
                                  Exhibit "B"

                              Schedule of Rent Due

------------------------------------------------------------------------------------------------------------------------------------
Rent for        Rate     Sublease       Data Center          Second            Total Data         Monthly           Temporary
                          Square         Expansion            Amendment         Center             Data Center       Office
                          Feet           Premises             Data Center       Space              Monthly           Center
                                         Square Feet          Premises                             Rent              Space Rate
                                                              Square Feet
------------------------------------------------------------------------------------------------------------------------------------
July 98         $25.59    7,240          0                    0                 7,240               $15,439.30
------------------------------------------------------------------------------------------------------------------------------------
Aug 98          $25.59    7,240          0                    0                  7,240              $15,439.30
------------------------------------------------------------------------------------------------------------------------------------
Sep 98          $25.59    7,240          0                    0                  7,240              $15,439.30
------------------------------------------------------------------------------------------------------------------------------------
Oct 98          $25.59    7,240          0                    0                  7,240              $15,439.30
------------------------------------------------------------------------------------------------------------------------------------
Nov 98          $25.59    7,240          0                    0                  7,240              $15,439.30
------------------------------------------------------------------------------------------------------------------------------------
Dec 98          $25.59    7,240          0                    0                  7,240              $15,439.30       $19.00
-----------------------------------------------------------------------------------------------------------------------------------
Jan 99          $25.59    7,240          0                    0                  7,240              $15,439.30       $19.00
-----------------------------------------------------------------------------------------------------------------------------------
Feb 99          $25.59    7,240          0                    0                  7,240              $15,439.30       $19.00
-----------------------------------------------------------------------------------------------------------------------------------
Mar 99          $25.59    7,240          0                     0                  7,240             $15,439.30       $19.00
-----------------------------------------------------------------------------------------------------------------------------------
Apr 99          $25.59    7,240          0                     0                  7,240             $15,439.30       $19.00
-----------------------------------------------------------------------------------------------------------------------------------
May 99          $25.59    7,240          0                     0                  7,240             $15,439.30       $19.00
-----------------------------------------------------------------------------------------------------------------------------------
Jun 99          $25.59    7,240          0                     0                  7,240             $15,439.30       $19.00
-----------------------------------------------------------------------------------------------------------------------------------
Jul 99          $26.36    7,240          0                     0                  7,240             $15,902.48       $19.00
-----------------------------------------------------------------------------------------------------------------------------------
Aug 99          $26.36    7,240          0                     0                  7,240             $15,902.48       $19.00
-----------------------------------------------------------------------------------------------------------------------------------
Sep 99          $26.36    7,240          0                     0                  7,240             $15,902.48       $19.00
-----------------------------------------------------------------------------------------------------------------------------------
Oct 99          $26.36    7,240          0                     0                  7,240             $15,902.48       $19.00
-----------------------------------------------------------------------------------------------------------------------------------
Nov 99          $26.36    7,240          0                     0                  7,240             $15,902.48       $19.00
-----------------------------------------------------------------------------------------------------------------------------------
Dec 99          $26.36    7,240          0                     0                  7,240             $15,902.48       $19.00
------------------------------------------------------------------------------------------------------------------------------------
Jan 2000 -      $26.36    7,240          10,218                 5,361             22,819            $50,125.74       $19.00
 Feb  2000
------------------------------------------------------------------------------------------------------------------------------------
Mar 2000        $26.36    7,240          10,218                 5,361             22,819            $50,125.74       $19.00
-----------------------------------------------------------------------------------------------------------------------------------
Apr 2000 -      $26.36    7,240          10,218                 5,361             22,819            $50,125.74
 Jun 2000
-----------------------------------------------------------------------------------------------------------------------------------
Jul 2000 -      $27.15    7,240          10,218                 5,361             22,819            $51,627.99
 Jun 2001
-----------------------------------------------------------------------------------------------------------------------------------
Jul 2001 -      $27.96    7,240          10,218                 5,361             22,819            $53,168.27
 Jun 2002
-----------------------------------------------------------------------------------------------------------------------------------
Jul 2002 -      $28.80    7,240          10,218                 5,361             22,819           $54,765.60
 Jun 2003
-----------------------------------------------------------------------------------------------------------------------------------
Jul 2003 -      $29.66    7,240          10,218                 5,361             22,819           $56,400.96
 Jun 2004
-----------------------------------------------------------------------------------------------------------------------------------
Jul 2004 -      $30.55    7,240          10,218                 5,361            22,819            $58,093.37
 Jun 2005
-----------------------------------------------------------------------------------------------------------------------------------
Jul 2005 -      $31.47    7,240          10,218                 5,361            22,819           $59,842.83
 Feb 2006
-----------------------------------------------------------------------------------------------------------------------------------

Rent for         Temporary        Temporary       Total Monthly
                 Office           Office Space    Rent
                 Space            Monthly         (exclusive
                 Square Feet      Rent            of Expense
                                                  Rent)
--------------------------------------------------------------
July 98                                           $15,439.30
--------------------------------------------------------------
Aug 98                                            $15,439.30
--------------------------------------------------------------
Sep 98                                            $15,439.30
--------------------------------------------------------------
Oct 98                                            $15,439.30
--------------------------------------------------------------
Nov 98                                            $15,439.30
--------------------------------------------------------------
Dec 98           13,468           $10,662.17      $26,101.47
--------------------------------------------------------------
Jan 99           13,468           $21,324.33      $36,763.63
--------------------------------------------------------------
Feb 99           13,468           $21,324.33      $36,763.63
--------------------------------------------------------------
Mar 99           13,468           $21,324.33      $36,763.63
--------------------------------------------------------------
Apr 99           13,468           $21,324.33      $36,763.63
--------------------------------------------------------------
May 99           13,468           $21,324.33      $36,763.63
--------------------------------------------------------------
Jun 99           13,468           $21,324.33      $36,763.63
--------------------------------------------------------------
Jul 99           13,468           $21,324.33      $37,226.81
--------------------------------------------------------------
Aug 99           13,468           $21,324.33      $37,226.81
--------------------------------------------------------------
Sep 99           13,468           $21,324.33      $37,226.81
--------------------------------------------------------------
Oct 99           13,468           $21,324.33      $37,226.81
--------------------------------------------------------------
Nov 99           13,468           $21,324.33      $37,226.81
--------------------------------------------------------------
Dec 99           13,468           $21,324.33      $37,226.81
--------------------------------------------------------------
Jan 2000 -       13,468           $21,324.33      $71,450.07
 Feb  2000
--------------------------------------------------------------
Mar 2000         13,468           $10,662.17      $60,787.91
--------------------------------------------------------------
Apr 2000 -                                        $50,125.74
 Jun 2000
--------------------------------------------------------------
Jul 2000 -                                        $51,627.99
 Jun 2001
--------------------------------------------------------------
Jul 2001 -                                        $53,168.27
 Jun 2002
--------------------------------------------------------------
Jul 2002 -                                        $54,765.60
 Jun 2003
--------------------------------------------------------------
Jul 2003 -                                        $56,400.96
 Jun 2004
--------------------------------------------------------------
Jul 2004 -                                        $58,093.37
 Jun 2005
--------------------------------------------------------------
Jul 2005 -                                        $59,842.83
 Feb 2006
--------------------------------------------------------------

                                 Exhibit 10.32

                                  Exhibit "C"

                            Data Center Maintenance

1. Halon System

Electrical and mechanical inspection and testing, including wiring; detectors; alarms, discharges, pull stations, abort and supervisory circuits; agent storage containers; protected area - dampers, bottom door seals, weather-stripping, caulking and foam sealant; battery standby and charger; wiring in the initiator or system discharge circuits; and the control unit.

2. HVAC (Heating, Ventilation and Air Conditioning) Equipment

Maintenance of 3 BAC cooling towers, 3 centrifugal chillers, 29 air handlers, 2 Indeeco water heaters, 1 duplex air compressor, 4 peerless water pumps, 1 emergency water pump, 1 Barber Coleman panel and 1 sand filter.

3. UPS System

Maintenance of C&D wet cell batteries (currently 3 strings of 184 batteries per string), 3 UPS modules and 1 UPS master unit.

4. Generators and Switchgear Panel

Maintenance of 3 generators and the switchgear panel.